Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
November 30, 1996



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.6130%



        Excess Protection Level
          3 Month Average  5.30%
          November, 1996  5.41%
          October, 1996  5.20%
          September, 1996  5.29%


        Cash Yield                                  17.08%


        Investor Charge Offs                        3.86%


        Base Rate                                   7.80%


        Over 35 Day Delinquency                     4.38%


        Seller's Interest                           15.65%


        Total Payment Rate                          11.72%


        Total Principal Balance                     $22,372,660,639.66


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $3,500,733,121.17